                             AIM FLOATING RATE FUND

                         Supplement dated April 14, 2005
                   to the Prospectus dated April 30, 2004, as supplemented April 30, 2004, May 18, 2004, July 16, 2004, September 8,
                  2004, October 12, 2004 and December 29, 2004


Effective April 13, 2005, the following replaces in its entirety the information appearing in the fifth paragraph under the heading "MANAGEMENT - INVESTMENT MANAGEMENT" on page 20 of the Prospectus:

      "The portfolio manager primarily responsible for the day-to-day management of the Fund is:


      NAME                             BUSINESS EXPERIENCE
      ----                             -------------------
      Thomas Ewald                     Portfolio Manager since February, 2004.
                                       Mr. Ewald is a senior credit analyst and
                                       portfolio manager responsible for high
                                       yield loan portfolios at the Sub-advisor.
                                       From 2001 to 2004, Mr. Ewald was a
                                       portfolio manager at the Sub-advisor.
                                       From 2000 to 2001, he was a credit analyst
                                       at the Sub-advisor.  From 1998 to 2000,
                                       Mr. Ewald was a portfolio manager at First
                                       Union Institutional Debt Management.

         More information on the Fund's management may be found on our website (http://www.aiminvestments.com). The website is not a part of this prospectus."